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                                                                 State of
                Corporation Name                                 Jurisdiction             Doing-Business-As Name
- ------------------------------------------------------------------------------------------------------------------------------------
Ambulatory Resource, Inc.                                        Georgia
Atlanta MOB, Inc.                                                Georgia
Beltway Community Hospital, Inc.                                 Texas
C.A.C.O. Service, Inc.                                           Ohio
CCM, Inc.                                                        Nevada
Charter of Alabama, Inc.                                         Alabama
Charter Alvarado Behavioral Health System, Inc.                  California
Charter Appalachian Hall Behavioral Health System, Inc.          North Carolina
Charter Arbor Indy Behavioral Health System, Inc.                Indiana                  Charter Behavioral Health System
                                                                                            of Indiana at Arbor
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Augusta Behavioral Health System, Inc.                   Georgia                  Charter Hospital of Augusta
Charter Bay Harbor Behavioral Health System, Inc.                Florida                  Charter Behavioral Health System
                                                                                            at Bay Harbor
Charter Beacon Behavioral Health System, Inc.                    Indiana                  Charter Beacon Hospital
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Behavioral Health System of Athens, Inc.                 Georgia                  Charter Winds Hospital
Charter Behavioral Health Systems of Atlanta, Inc.               Georgia                  Charter Behavioral Health System
                                                                                            of Atlanta at Midtown
Charter Behavioral Health System of Austin, Inc.                 Texas                    Charter Hospital of Austin
Charter Behavioral Health System of Baywood, Inc.                Texas                    Charter Behavioral Health System
                                                                                            of Clear Lake
Charter Behavioral Health System of Bradenton, Inc.              Florida                  Charter Behavioral Health System
                                                                                            at Manatee Palms
Charter Behavioral Health System of Canoga Park, Inc.            California
Charter Behavioral Health System of Central Georgia, Inc.        Georgia                  Charter Lake Hospital
Charter Behavioral Health System of Charleston, Inc.             South Carolina           Charter Hospital of Charleston
Charter Behavioral Health System of Charlottesville, Inc.        Virginia                 Charter Hospital of Charlottesville
Charter Behavioral Health System of Chicago, Inc.                Illinois                 Charter Barclay Hospital
Charter Behavioral Health System of Chula Vista, Inc.            California
Charter Behavioral Health System of Columbia, Inc.               Missouri                 Charter Hospital of Columbia
Charter Behavioral Health System of Corpus Christi, Inc.         Texas                    Charter Hospital of Corpus Christi
Charter Behavioral Health System of Dallas, Inc.                 Texas                    Charter Hospital of Dallas
Charter Behavioral Health System of Evansville, Inc.             Indiana                  Charter Behavioral Health System
                                                                                            of Indiana/Evansville
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Behavioral Health System at Fair Oaks, Inc.              New Jersey               Charter Behavioral Health System
                                                                                            of Summitt
Charter Behavioral Health System of Fort Worth, Inc.             Texas                    Charter Hospital of Fort Worth
Charter Behavioral Health System at Hidden Brook, Inc.           Maryland
Charter Behavioral Health System of the Inland Empire, Inc.      California               Charter Hospital of Corona
                                                                                          Charter Behavioral Health System
                                                                                            of Southern California
                                                                                          Charter Behavioral Health System
                                                                                            of Southern California/Corona
Charter Behavioral Health System of Jackson, Inc.                Mississippi              Charter Hospital of Jackson
Charter Behavioral Health System of Jacksonville, Inc.           Florida                  Charter Hospital of Jacksonville
Charter Behavioral Health System of Jefferson, Inc.              Indiana                  Charter Behavioral Health System
                                                                                            of Indiana at Jefferson
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Behavioral Health System of Kansas City, Inc.            Kansas                   Charter Hospital of Overland Park
Charter Behavioral Health System of Lafayette, Inc.              Louisiana                Charter Behavioral Health System
                                                                                            at Acadian Oaks

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                                                                 State of
                Corporation Name                                 Jurisdiction             Doing-Business-As Name
- ------------------------------------------------------------------------------------------------------------------------------------
Charter Behavioral Health System of Lake Charles, Inc.           Louisiana                Charter Hospital of Lake Charles
Charter Behavioral Health System of Lakewood, Inc.               California
Charter Behavioral Health System at Los Altos, Inc.              California
Charter Behavioral Health System of Michigan City, Inc.          Indiana                  Charter Behavioral Health System
                                                                                            of Indiana/Michigan City
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Behavioral Health System of Mobile, Inc.                 Alabama                  Charter Hospital of Mobile
Charter Behavioral Health System of Nashua, Inc.                 New Hampshire            Charter Behavioral Health System
                                                                                            of New England at Brookside
Charter Behavioral Health System of Nevada, Inc.                 Nevada                   Charter Hospital of Las Vegas
Charter Behavioral Health System of New Mexico, Inc.             New Mexico               Charter Hospital of Albuquerque
Charter Behavioral Health System of Northern California, Inc.    California               Charter Hospital of Sacramento
Charter Behavioral Health System of Northwest Arkansas, Inc.     Arkansas                 Charter Vista Hospital
Charter Behavioral Health System of Northwest Indiana, Inc.      Indiana                  Charter Hospital of Northwest Indiana
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Behavioral Health System of Paducah, Inc.                Kentucky                 Charter Hospital of Paducah
Charter Behavioral Health System at Potomac Ridge, Inc.          Maryland
Charter Behavioral Health System of Rockford, Inc.               Illinois
Charter Behavioral Health System of San Jose, Inc.               California
Charter Behavioral Health System of Savannah, Inc.               Georgia                  Charter Hospital of Savannah
Charter Behavioral Health System of Southern California, Inc.    California
Charter Behavioral Health System of Tampa Bay, Inc.              Florida                  Charter Hospital of Tampa Bay
Charter Behavioral Health System of Texarkana, Inc.              Arkansas
Charter Behavioral Health System of Toledo, Inc.                 Ohio                     Charter Hospital of Toledo
Charter Behavioral Health System of Tucson, Inc.                 Arizona                  Charter Behavioral Health System
                                                                                            of Arizona/Tucson
Charter Behavioral Health System of Virginia Beach, Inc.         Virginia
Charter Behavioral Health System of Visalla, Inc.                California
Charter Behavioral Health System at Warwick Manor, Inc.          Maryland
Charter Behavioral Health System of Washington, D.C., Inc.       District of Columbia
Charter Behavioral Health System of Waverly, Inc.                Minnesota
Charter Behavioral Health System of Winston -- Salem, Inc.       North Carolina           Charter Hospital of Winston -- Salem
Charter Behavioral Health System of Yorba Linda, Inc.            California
Charter Brawner Behavioral Health System, Inc.                   Georgia                  Charter Behavioral Health System
                                                                                            of Atlanta at Brawner
                                                                                          Charter Behavioral Health System
                                                                                            of Atlanta
Charter-By-The-Sea Behavioral Health System, Inc.                Georgia                  Charter-By-The-Sea
                                                                                          Charter Health Center
Charter Canyon Behavioral Health System, Inc.                    Utah                     Charter Canyon Hospital
Charter Canyon Springs Behavioral Health System, Inc.            California
Charter Centennial Peaks Behavioral Health System, Inc.          Colorado                 Charter Behavioral Health System
                                                                                            at Centennial Peaks
Charter Colonial Institute, Inc.                                 Virginia
Charter Community Hospital, Inc.                                 California
Charter Community Hospital of Des Moines, Inc.                   Iowa
Charter Contract Services, Inc.                                  Georgia
Charter Cove Forge Behavioral Health System, Inc.                Pennsylvania             Charter Behavioral Health System
                                                                                            at Cove Forge
Charter Crescent Pines Behavioral Health System, Inc.            Georgia                  Charter Behavioral Health System
                                                                                            of Atlanta at Crescent Pines
                                                                                          Charter Behavioral Health System
                                                                                            of Atlanta

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                                                                 State of
                Corporation Name                                 Jurisdiction             Doing-Business-As Name
- ------------------------------------------------------------------------------------------------------------------------------------
Charter Fairbridge Behavioral Health System, Inc.                Maryland                 Charter Behavioral Health System
                                                                                            at Fairbridge
Charter Fairmount Behavioral Health System, Inc.                 Pennsylvania             The Fairmount Institute
                                                                                          Charter Fairmont Institute
                                                                                          Charter Hospital of Kingwood
                                                                                          Charter Behavioral Health
                                                                                            System of Kingwood
Charter Fenwick Hall Behavioral Health System, Inc.              South Carolina
Charter Financial Offices, Inc.                                  Georgia
Charter Forest Behavioral Health System, Inc.                    Louisiana                Charter Forest Hospital
Charter Grapevine Behavioral Health System, Inc.                 Texas                    Charter Hospital of Grapevine
Charter Greensboro Behavioral Health System, Inc.                North Carolina           Charter Hospital of Greensboro
                                                                                          Charter Behavioral Health System
                                                                                            of Greensboro
Charter Health Management of Texas, Inc.                         Texas
Charter Hospital of Columbus, Inc.                               Ohio
Charter Hospital of Denver, Inc.                                 Colorado
Charter Hospital of Ft. Collins, Inc.                            Colorado
Charter Hospital of Laredo, Inc.                                 Texas
Charter Hospital of Miami, Inc.                                  Florida                  Charter Behavioral Health System
                                                                                            of South Florida
Charter Hospital of Mobile, Inc.                                 Alabama                  Charter Academy of Mobile
Charter Hospital of Northern New Jersey, Inc.                    New Jersey
Charter Hospital of Santa Teresa, Inc.                           New Mexico
Charter Hospital of St. Louis, Inc.                              Missouri                 Charter Hospital Orlando South
                                                                                          Charter Behavioral Health System
                                                                                            of Orlando
                                                                                          Charter Behavioral Health System
                                                                                            Orlando South
                                                                                          Charter Hospital of Greenville
                                                                                          Charter Greenville Behavioral
                                                                                            Health System
Charter Hospital of Torrance, Inc.                               California
Charter Indianapolis Behavioral Health System, Inc.              Indiana                  Charter Hospital of Indianapolis
                                                                                          Charter Behavioral Health System
                                                                                            of Indiana
Charter Lafayette Behavioral Health System, Inc.                 Indiana                  Charter Hospital Lafayette
                                                                                          Charter Behavorial Health System
                                                                                            of Indiana
Charter Lakehurst Behavioral Health System, Inc.                 New Jersey               Charter Behavioral Health System
                                                                                            of Lakehurst
Charter Lakeside Behavioral Health System, Inc.                  Tennessee                Charter Lakeside Hospital
                                                                                          Charter Hospital of Sugarland
                                                                                          Charter Behavioral Health System
                                                                                            of Sugarland
Charter Laurel Heights Behavioral Health System, Inc.            Georgia                  Charter Behavioral Health System
                                                                                            of Atlanta at Laurel Heights
                                                                                          Charter Behavioral Health System
                                                                                            of Atlanta
Charter Laurel Oaks Behavioral Health System, Inc.               Florida                  Charter Behavioral Health System
                                                                                            at Laurel Oaks
Charter Linden Oaks Behavioral Health System, Inc.               Illinois                 Charter Behavioral Health System
                                                                                            at Linden Oaks
Charter Little Rock Behavioral Health System, Inc.               Arkansas                 Charter Hospital of Little Rock
                                                                                          Charter Behavioral Health System
                                                                                            of Little Rock
Charter Louisville Behavioral Health System, Inc.                Kentucky                 Charter Hospital of Louisville
Charter Meadows Behavioral Health System, Inc.                   Maryland                 Charter Behavioral Health System
                                                                                            at Meadows

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
                                                         State of
                  Corporation Name                     Jurisdiction                  Doing-Business-As Name
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
Charter Medfield Behavioral Health System, Inc.        Florida                       Charter Behavioral Health System
                                                                                       at Medfield
Charter Medical - California, Inc.                     Georgia
Charter Medical (Cayman Islands)Ltd.                   Cayman Islands,B.W.I.
Charter Medical - Clayton County, Inc.                 Georgia
Charter Medical - Cleveland, Inc.                      Texas
Charter Medical - Dallas, Inc.                         Texas
Charter Medical of East Valley, Inc.                   Arizona                       Charter Hospital of the East Valley
                                                                                     Charter Behavioral Health System of Arizona
                                                                                     Charter Behavioral Health System
                                                                                       of Arizona/East Valley
Charter Medical of England Limited                     United Kingdom                Charter Clinic Chelsea
                                                                                     Charter Nightingale
Charter Medical Executive Corporation                  Georgia
Charter Medical of Florida, Inc.                       Florida
Charter Medical Information Services, Inc.             Georgia
Charter Medical International, Inc.                    Cayman Islands, B.W.I.
Charter Medical International, S.A., Inc.              Nevada
Charter Medical - Long Beach, Inc.                     California                    Charter Hospital of Long Beach
                                                                                     Charter Behavioral Health System
                                                                                         of Southern California
                                                                                     Charter Behavioral Health System
                                                                                        of Southern California/Long Beach
Charter Medical Management Company                     Georgia
Charter Medical - New York, Inc.                       New York
Charter Medical of North Phoenix, Inc.                 Arizona                       Charter Hospital of Glendale
                                                                                     Charter Behavioral Health System of Arizona
                                                                                     Charter Behavioral Health System
                                                                                       of Arizona/Glendale
Charter Medical of Orange County, Inc.                 Florida
Charter Medical of Puerto Rico, Inc.                   Puerto Rico
Charter Mental Health Options, Inc.                    Florida
Charter Mid-South Behavioral Health System, Inc.       Tennessee                     Charter Behavioral Health System
                                                                                       at Mid-South
Charter Milwaukee Behavioral Health System, Inc.       Wisconsin                     Charter Hospital of Milwaukee
                                                                                     Charter Behavioral Health System
                                                                                       of Milwaukee/West Allis
Charter Mission Viejo Behavioral Health System, Inc.   California                    Charter Hospital of Mission Viejo
                                                                                     Charter Behavioral Health System
                                                                                       of Southern California/Mission Viejo
Charter MOB of Charlottesville, Inc.                   Virginia
Charter North Behavioral Health System, Inc.           Alaska                        Charter North Hospital
Charter North Counseling Center, Inc.                  Alaska


                                                         State of
                  Corporation Name                     Jurisdiction                  Doing-Business-As Name
- ----------------------------------------------------------------------------------------------------------------------------------
Charter Northbrooke Behavioral Health System, Inc.     Wisconsin
Charter Northridge Behavioral Health System, Inc.      North Carolina                Charter Northridge Hospital
Charter Northside Hospital, Inc.                       Georgia
Charter Oak Behavioral Health System, Inc.             California                    Charter Oak Hospital
                                                                                     Charter Behavioral Health System
                                                                                       of Southern California/Oak
Charter Palms Behavioral Health System, Inc.           Texas                         Charter Palms Hospital
Charter Peachford Behavioral Health System, Inc.       Georgia                       Charter Peachford Hospital
                                                                                     Charter Behavioral Health System of Atlanta
                                                                                     Charter Behavioral Health System
                                                                                       of Atlanta at Peachford
Charter Pines Behavioral Health System, Inc.           North Carolina                Charter Pines Hospital
Charter Plains Behavioral Health System, Inc.          Texas                         Charter Plains Hospital
Charter Provo - School, Inc.                           Utah                          Provo Canyon School
                                                                                     Charter Provo Canyon School
Charter Psychiatric Hospitals, Inc.                    Delaware
Charter Real Behavioral Health System, Inc.            Texas                         Charter Real Hospital
Charter Regional Medical Center, Inc.                  Texas
Charter Richmond Behavioral Health System, Inc.        Virginia                      Charter Behavioral Health System
                                                                                       of Richmond
Charter Ridge Behavioral Health System, Inc.           Kentucky                      Charter Ridge Hospital
Charter Rivers Behavioral Health System, Inc.          South Carolina                Charter Rivers Hospital
Charter San Diego Behavioral Health System, Inc.       California                    Charter Hospital of San Diego
                                                                                     Charter Behavioral Health System of San Diego
Charter Serenity Lodge Behavioral Health System, Inc.  Virginia
Charter Sioux Falls Behavioral Health System, Inc.     South Dakota                  Charter Hospital of Sioux Falls
Charter South Bend Behavioral Health System, Inc.      Indiana                       Charter Hospital of South Bend
                                                                                     Charter Behavioral Health System
                                                                                       of Indiana
Charter Springs Behavioral Health System, Inc.         Florida                       Charter Springs Hospital
Charter Springwood Behavioral Health System, Inc.      Virginia                      Charter Behavioral Health System
                                                                                       at Springwood
Charter Suburban Hospital of Mesquite, Inc.            Texas
Charter Terre Haute Behavioral Health System, Inc.     Indiana                       Charter Hospital of Terre Haute
                                                                                     Charter Behavioral Health System
                                                                                       of Indiana
Charter Thousand Oaks Behavioral Health System, Inc.   California                    Charter Hospital of Thousand Oaks
                                                                                     Charter Behavioral Health System
                                                                                       of Southern California/Thousand Oaks
Charter Tidewater Behavioral Health System, Inc.       Virginia
Charterton/LaGrange, Inc.                              Kentucky
Charter Treatment Center of Michigan, Inc.             Michigan
Charter Westbrook Behavioral Health System, Inc.       Virginia                      Charter Westbrook Hospital
Charter White Oak Behavioral Health System, Inc.       Maryland                      Charter Behavioral Health System
                                                                                       at White Oak
Charter Wichita Behavioral Health System, Inc.         Kansas                        Charter Hospital of Wichita
Charter Woods Behavioral Health System, Inc.           Alabama                       Charter Woods Hospital


                                                         State of
                  Corporation Name                     Jurisdiction                  Doing-Business-As Name
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
Charter Woods Hospital, Inc.                           Alabama
CMCI, Inc.                                             Nevada
CMFC, Inc.                                             Nevada
CMSF, Inc.                                             Florida                       Charter Glade Hospital
                                                                                     Charter Glade Behavioral Health System
CPS Associates, Inc.                                   Virginia
Desert Springs Hospital, Inc.                          Nevada
Employee Assistance Services, Inc.                     Georgia
Florida Health Facilities, Inc.                        Florida                       Charter Hospital of Pasco
                                                                                     Charter Behavioral Health System
                                                                                       of Tampa Bay/Pasco
Golden Isle Assurance Company Ltd.                     Bermuda
GPA NovaPsy Clinic, Inc.                               Virginia
Group Practice Affiliates, Inc.                        Delaware
Gulf Coast EAP Services, Inc.                          Alabama
Gwinnette Immediate Care Center, Inc.                  Georgia
HCS, Inc.                                              Georgia
Holcomb Bridge Immediate Care Center, Inc.             Georgia
Hospital Investors, Inc.                               Georgia
Mandarin Meadows, Inc.                                 Florida
Metropolitan Hospital, Inc.                            Georgia
Metroplex Healthcare Services, Inc.                    Texas
Middle Georgia Hospital, Inc.                          Georgia
NEPA - Massachusetts, Inc.                             Massachusetts
NEPA - New Hampshire                                   New Hampshire
Pacific - Charter Medical, Inc.                        California
Peachford Professional Network, Inc.                   Georgia
Plymouth Insurance Company, Ltd.                       Bermuda
Rivoli, Inc.                                           Georgia
Schizophrenia Treatment and Rehabilitation, Inc.       Georgia                       STAR
Shallowford Community Hospital, Inc.                   Georgia
Sistemas De Terapia Respiratoria S.A., Inc.            Georgia
Societe Anonyme De La Metaire                          Switzerland                   La Metairie Clinic
Strategic Advantage, Inc.                              Minnesota
Stuart Circle Hospital Corporation                     Virginia
Tampa Bay Behavioral Health Alliance, Inc.             Florida
Western Behavioral Systems, Inc.                       California
GPA Management of Virginia, Inc.                       Virginia